Basis of Presentation (Details) - USD ($) $ in Thousands	Jun. 30, 2019	Dec. 31, 2018
Disclosure of initial application of standards or interpretations
Assets	$ 5,302,420	$ 5,174,807
Retained earnings	(24,116)	12,614
Non-controlling interests	$ 1,073,189	1,103,380
Increase (decrease) due to application of IFRS 16
Disclosure of initial application of standards or interpretations
Assets		7,618
Retained earnings		215
Non-controlling interests		128
Liabilities		$ 7,275